Exhibit 99.1

T-MOBILE USA, INC.

LETTER OF TRANSMITTAL

OFFERS TO EXCHANGE

$500,000,000 PRINCIPAL AMOUNT OF ITS 2.400% SENIOR SECURED NOTES DUE 2029, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(CUSIP No. 87264A CS2)

FOR

AN EQUAL PRINCIPAL AMOUNT OF 2.400% SENIOR SECURED NOTES DUE 2029
(CUSIP Nos. 87264A CR4 and U88868 BA8)

$1,000,000,000 PRINCIPAL AMOUNT OF ITS 2.700% SENIOR SECURED NOTES DUE 2032, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(CUSIP No. 87264A CQ6)

 FOR

AN EQUAL PRINCIPAL AMOUNT OF 2.700% SENIOR SECURED NOTES DUE 2032
(CUSIP Nos. 87264A CP8 and U88868 AY7)

$2,800,000,000 PRINCIPAL AMOUNT OF ITS 3.400% SENIOR SECURED NOTES DUE 2052, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(CUSIP No. 87264A CT0)

FOR

AN EQUAL PRINCIPAL AMOUNT OF 3.400% SENIOR SECURED NOTES DUE 2052
(CUSIP Nos. 87264A CM5 and U88868 AW1)

$700,000,000 PRINCIPAL AMOUNT OF ITS 3.600% SENIOR SECURED NOTES DUE 2060, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(CUSIP No. 87264A BY0)

FOR

AN EQUAL PRINCIPAL AMOUNT OF 3.600% SENIOR SECURED NOTES DUE 2060
(CUSIP Nos. 87264A CN3 and U88868 AX9)

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2022 (THE “EXPIRATION DATE”) UNLESS EXTENDED.

The Exchange Agent is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

Please email all inquiries to:
transfer.operations@db.com

To Confirm by Telephone:
(877) 735-7777, Option 2

By Mail, Overnight Mail or Courier:
Transfer Operations
DB Services Americas, Inc.
COO Corporate & Investment Banking Technology and Operations
5022 Gate Parkway, Suite 200
Jacksonville, FL 32256

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Only hard copies of this Letter of Transmittal or presentations via DTC’s Automated Tender Offer Program (“ATOP”) will be accepted.

Questions and requests for assistance or for additional copies of the Prospectus or of the Letter of Transmittal and or related materials must be directed to the Exchange Agent by calling (877) 843-9767.

The undersigned acknowledges receipt of the Prospectus, dated          , 2022 (the “Prospectus”) of T-Mobile USA, Inc. (the “Issuer”), T-Mobile US, Inc. (the “Parent Guarantor”) and the guarantor co-registrants (the “Subsidiary Guarantors” and collectively with the Parent Guarantor, the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offers (the “Exchange Offers”) to exchange all outstanding unregistered 2.400% Senior Secured Notes due 2029, 2.700% Senior Secured Notes due 2032, 3.400% Senior Secured Notes due 2052 and 3.600% Senior Secured Notes due 2060 (collectively, the “Old Notes”) and in each case the guarantees of the Guarantors with respect thereto (such guarantees collectively with the Old Notes, the “Old Securities”), issued on August 13, 2021 and December 6, 2021, that are validly tendered and not validly withdrawn for an equal principal amount of the respective series of the Issuer’s 2.400% Senior Secured Notes due 2029, 2.700% Senior Secured Notes due 2032, 3.400% Senior Secured Notes due 2052 and 3.600% Senior Secured Notes due 2060 (collectively, the “Exchange Notes”) and in each case the guarantees of the Guarantors with respect thereto (such guarantees collectively with the Exchange Notes, the “Exchange Securities”) the offers of which have been registered under the Securities Act. The Issuer and the Guarantors are registering the Exchange Offers in reliance on the position of the staff of the U.S. Securities and Exchange Commission (the “Staff”) enunciated in Exxon Capital Holdings Corporation (April 13, 1989), Morgan Stanley & Co. Incorporated (June 5, 1991) and Shearman & Sterling (July 2, 1993).

The terms of the Exchange Notes to be issued in the Exchange Offers are substantially identical in all material respects to the Old Notes, except that the Exchange Notes will be registered under the Securities Act and, therefore, will not bear legends restricting their transfer, will not contain terms providing for additional interest if the Issuer and the Guarantors fail to perform their registration obligations with respect to the Old Notes and, with limited exceptions, will not be entitled to registration rights. The Issuer is not making the Exchange Offers to holders of the Old Notes in any jurisdiction in which the Exchange Offers or the acceptance of the Exchange Offers would not be in compliance with the securities or Blue Sky laws of such jurisdiction. Nor will the Issuer also accept surrenders for exchange from holders of the Old Notes in any jurisdiction in which the Exchange Offers or the acceptance of the Exchange Offers would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Old Notes*	Principal Amount Tendered**

Total:

*	Need not be completed by book-entry holders.

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE ISSUED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

The undersigned or any beneficial owner represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned or any beneficial owner is a broker-dealer that will receive Exchange Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, the undersigned or such beneficial owner acknowledges that (i) it has not entered into any arrangement or understanding with the Issuer, the Guarantors or any of their affiliates to distribute the Exchange Securities; and (ii) it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of Exchange Securities received in respect of such Old Securities pursuant to the Exchange Offers. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to Old Securities acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or any Guarantor or who has an arrangement or understanding with respect to the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offers, or any broker-dealer that purchased Old Securities from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuer the principal amount of the Old Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. Subject to, and effective upon, the acceptance for exchange of any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offers) to cause the Old Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the applicable registration rights agreements dated as of August 13, 2021 and December 6, 2021 in connection with the issuances of the Old Notes (collectively, the “Registration Rights Agreements”), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreements.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offers. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned represents that (i) the holder is not an “affiliate” of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act or, if such an affiliate, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Exchange Securities; (ii) the holder is not participating or engaged in, and does not intend to participate or engage in, and has no arrangement or understanding with any person to participate or engage in, the distribution (within the meaning of the Securities Act) of the Exchange Securities; (iii) the holder is acquiring the Exchange Securities in its ordinary course of business; and (iv) if the holder is a broker-dealer that will receive the Exchange Securities for its own account in exchange for the Old Securities that were acquired as a result of market-making activities or other trading activities, such holder has not entered into any arrangement or understanding with the Issuer, the Guarantors or any of their affiliates to distribute the Exchange Securities and such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus) meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities. If the undersigned or the person receiving such Exchange Securities, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Exchange Securities must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Securities in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer and the Guarantors assume no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

Any holder of Old Securities using the Exchange Offers to participate in a distribution of the Exchange Securities (i) cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable but tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case if registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Old Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE (Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Exchange Notes hereby tendered or in whose name Exchange Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))
Date

Name(s)
(Please Print)
Capacity (full title)

Address
(Including Zip Code)
Daytime Area Code and Telephone No.
Taxpayer Identification No.
GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)
Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm
(Include Zip Code)
Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4) (Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)
To be completed ONLY if Exchange Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.
Issue:	☐ Old Notes not tendered to:
☐ Exchange Notes to:
Name(s):
(Please Print)
Address:

(Including Zip Code)
Daytime Area Code and Telephone No.
Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if Exchange Notes or Old Notes not tendered are to be delivered to the registered holder(s) at an address other than that shown above.
Deliver:	☐ Old Notes not tendered to:
☐ Exchange Notes to:
Name(s):
Address:
(Including Zip Code)
Daytime Area Code and Telephone No.

Taxpayer Identification No.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.          Delivery of this Letter of Transmittal and Certificates.

A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offers. DTC participants that are accepting the Exchange Offers should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participants identified in the Agent’s Message.

The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. No Old Notes or Letters of Transmittal should be sent to the Issuer. The Issuer reserves the right to reject any particular Old Note not properly tendered, or any acceptance that might, in the Issuer’s judgment, be unlawful. The Issuer also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Old Note before the expiration date. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured before the expiration date.

The Exchange Agent must receive the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with this properly completed and duly executed Letter of Transmittal or Agent’s Message with any required signature guarantees and any other documents required by this Letter of Transmittal, prior to the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.          Partial Tenders (not applicable to holders that tender by book-entry transfer); Withdrawals.

If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled “Description of Old Notes Tendered Herewith.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offers may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Old Notes, a written notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes and, if applicable, the registration numbers and total principal amount of such Old Notes) and, where certificates for Old Notes have been transmitted, specify the name in which such Old Notes were registered if different from that of the withdrawing holder. Any such notice of withdrawal must also be signed by the person having tendered the Old Notes to be withdrawn in the same manner as the original signature on the letter of transmittal by which these Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to permit the trustee for the Old Notes to register the transfer of these Old Notes into the name of the person having made the original tender and withdrawing the tender and, if applicable because the Old Notes have been tendered through the book-entry procedure, specify the name and number of the participant’s account at DTC to be credited if different than that of the person having tendered the Old Notes to be withdrawn.

If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution (as defined below) unless such holder is an Eligible Guarantor Institution.

If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. The Issuer will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices, and the Issuer’s determination shall be final and binding on all parties. The Issuer will deem any Old Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder without cost to the holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account of DTC according to the procedures described above, such Old Notes will be credited to an account maintained with DTC for Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Old Notes may be retendered by following one of the procedures described under “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the expiration time.

3.          Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.          Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or delivered, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and, as described in Instruction 8, a duly completed IRS Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.          Transfer Taxes

If certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be registered or issued in the name of any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes or Exchange Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the applicable holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such applicable holder.

6.          Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

7.          Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.          Taxpayer Information; IRS Form W-9; IRS Form W-8.

Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange for Exchange Notes may be subject to backup withholding on reportable payments made on the Exchange Notes unless the holder provides the Exchange Agent, Issuer, or other payor with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or otherwise establishes an exemption. If the Exchange Agent, Issuer or other payor is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently, at a rate of 24%) may apply to any reportable payments on the Exchange Notes made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent, Issuer or other payor is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments made on the Exchange Notes, each holder that is a “United States person” for U.S. federal income tax purposes should provide a properly completed and executed IRS Form W-9. Please see the instructions to the enclosed IRS Form W-9 for further information.

Certain holders (including, among others, generally all corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders may establish their exempt status on IRS Form W-9. A non-U.S. holder may establish an exemption from backup withholding by submitting a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, together with any required attachments, signed under penalties of perjury, attesting to that holder’s non-U.S. status. The applicable IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

9.          Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offers, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal (together with certificates of Old Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X   Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint.* You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.